UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

KALA BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 25, 2025, KALA BIO, Inc. (the “Company”) previously entered into a Securities Purchase Agreement (the “November 2025 Purchase Agreement”), dated as of November 23, 2025, with the investor named therein (the “Series AA Investor”), pursuant to which the Company agreed to issue and sell, in a private placement, shares of Series AA Convertible Non-Redeemable Preferred Stock, par value $0.001 per share (the “Series AA Preferred Stock”), of the Company and shares of Series AAA Convertible Non-Redeemable Preferred Stock, par value $0.001 per share (the “Series AAA Preferred Stock”), of the Company in two closings for aggregate gross proceeds of up to $6.0 million, subject to the terms and conditions set forth in the Securities Purchase Agreement (collectively, the “Private Placement”). The first closing of the Private Placement occurred on November 24, 2025, pursuant to which the Company issued and sold to the Series AA Investor an aggregate of 900,000 shares of Series AA Preferred Stock at a price per share equal to $2.00, for aggregate gross proceeds of $1.8 million. Each share of Series AA Preferred Stock is convertible into 55 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for an aggregate total of 49,500,000 shares of Common Stock issuable upon conversion of the Series AA Preferred Stock.

On December 11, 2025, the Series AA Investor transferred his rights and obligations under the Securities Purchase Agreement solely with respect to the shares of Series AAA Preferred and the director nomination right to AK Holdings Group Inc., a Panamanian company (“AK Holdings”). On January 29, 2026, pursuant to the terms of that certain Rights Purchase Agreement by and among AK Holdings and each signatory thereto (the “Series AAA Investors”), AK Holdings sold its rights to purchase the Series AAA Preferred Stock (but not its director nomination rights under the November 2025 Purchase Agreement) to the Series AAA Investors.

On January 30, 2026, the Company entered into that certain Securities Purchase Agreement (the “Purchase Agreement”) with each of the Series AAA Investors pursuant to which the Company agreed to issue and sell to the Series AAA Investors at a second closing of the Private Placement (the “Second Closing”), an aggregate of 2,100,000 shares of Series AAA Preferred Stock at a price per share of Series AAA Preferred Stock equal to $2.00, for aggregate gross proceeds of $4.2 million. The Second Closing occurred on January 30, 2026, following (A) the approval at the Annual Meeting of the Issuance Proposal and the Share Increase Proposal (each as defined herein), (B) the filing with the Secretary of State of the State of Delaware of the (i) Certificate of Amendment (as defined herein) and (ii) Certificate of Designations, Preferences and Rights of Series AAA Convertible Non-Redeemable Preferred Stock (the “Certificate of Designations”), and (C) the satisfaction of other customary closing conditions. The terms of the Series AAA Preferred Stock are substantially similar to the terms of the Series AA Preferred Stock. Each share of Series AAA Preferred Stock is convertible into 420 shares of Common Stock for an aggregate total of 882,000,000 shares of Common Stock issuable upon conversion of the Series AAA Preferred Stock.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary closing conditions. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto and as of specific dates and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K as related to the issuance and sale of the Series AAA Preferred Stock in the Private Placement are incorporated by reference into this Item 3.02. The offering and sale of the Series AAA Preferred Stock was exempt from registration under Rule 506(b) of Regulation D and/or Rule 903 of Regulation S promulgated under the Securities Act. The sale of the Series AAA Preferred Stock by the Company in the Private Placement was not, nor will be registered under the Securities Act or any state securities laws and such shares may not be offered or sold in the United States absent registration with SEC or an applicable exemption from the registration requirements. The sale of such shares did not involve a public offering and was made without general solicitation or general advertising.

Item 5.01. Changes in Control of the Registrant.

Pursuant to the terms of the November 2025 Purchase Agreement, upon the approval at the Annual Meeting of the Issuance Proposal and the Share Increase Proposal and the Second Closing, AK Holdings had the right to nominate up to eight (8) individuals to serve as directors of the Company and the Nominating and Corporate Governance Committee was to assess each nominee’s qualifications, experience, personal and professional integrity, financial literacy and other factors and criteria customarily reviewed and assessed.

Item 5.02 of this Current Report on Form 8-K below is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed in the Company’s Current Report on Form 8-K filed on December 29, 2025, on December 19, 2025, each of (i) Marjan Farid, M.D. and Andrew I. Koven, who were Class I directors of the Company, (ii) Mark Iwicki and Todd Bazemore were Class II directors of the Company, and (iii) C. Daniel Meyers and Howard B. Rosen, who were Class III directors of the Company (collectively, the “Resigning Directors”), tendered their resignations as directors of the Company, effective immediately following the Annual Meeting and upon approval of the Issuance Proposal and the Share Increase Proposal, as further described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 30, 2025 (the “Proxy Statement”). Each of Messrs. Farid, Koven, Iwicki, Bazemore, Meyers and Rosen’s resignations was due to the approval of the Issuance Proposal and the Share Increase Proposal at the Annual Meeting and did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

As described in Item 5.01 of this Current Report on Form 8-K, pursuant to the terms of the Securities Purchase Agreement, upon the approval at the Annual Meeting of the Issuance Proposal and the Share Increase Proposal and the Second Closing, the five (5) nominees of AK Holdings were appointed as directors by the Board of Directors (the “Board”) upon the recommendation of the Nominating and Corporate Governance Committee: (A) Avi Minkowitz as a Class II director to serve until the 2028 annual meeting of stockholders or until the election and qualification of his successor or his earlier death, resignation or removal, (B) Hillel Posen and Chaim (Dovi) Berger as Class I directors to serve until the 2027 annual meeting of stockholders or until the election and qualification of their successors or their earlier death, resignation or removal, and (C) Yonatan Colman and Brendan Purdy as Class III directors to serve until the 2026 meeting of stockholders or until the election and qualification of their successors or their earlier death, resignation or removal.

Following these new appointments by the Board, (A) the Audit Committee is comprised of Dovi Berger (Chairperson), Hillel Posen and Yonatan Colman, (B) the Compensation Committee is comprised of Yonatan Colman (Chairperson), Hillel Posen and Brendan Purdy, and (C) the Nominating and Corporate Governance Committee is comprised of Brendan Purdy (Chairperson), Dovi Berger and Hillel Posen. The non-employee members of the Board shall be entitled to compensation for their services on the Board as described in the Proxy Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (as amended, the “Restated Certificate of Incorporation”), to increase the number of authorized shares of the Common Stock 1,500,000,000 shares. The increase in the number of authorized shares of Common Stock was affected pursuant to a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on January 30, 2026, and was effective as of such date.

As described above under Item 3.02 of this Current Report on Form 8-K, the Certificate of Designations was filed with the Secretary of State of the State of Delaware on January 30, 2026, prior to the Second Closing, and was effective as of such date.

The above description is qualified in its entirety by reference to the Certificate of Designations and the Certificate of Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A total of 15,489,822 shares of the Company’s Common Stock were present in person or represented by proxy at the Annual Meeting. At the Annual Meeting, stockholders voted in favor of the following items of business:

Proposal No. 1 – Election of Directors

The Company’s stockholders voted to elect the following persons to the board of directors of the Company as Class II directors to serve until the 2028 Annual Meeting of Stockholders, and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Lazar	9,600,260	75,725	0
Mark Iwicki	9,387,392	288,593	0
Todd Bazemore	9,458,754	217,231	0

Proposal No. 2 – Advisory Vote On Executive Compensation

The Company’s stockholders voted to approve, on a nonbinding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement and pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion related thereto.

Voted For	Voted Against	Abstain	Broker Non-Votes
9,339,335	317,192	19,458	5,813,837

Proposal No. 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders voted to ratify the selection of HTL International, LLC, as the independent registered public accounting firm for the fiscal year ended December 31, 2025.

Voted For	Voted Against	Abstain	Broker Non-Votes
15,226,155	158,255	105,412	0

Proposal No. 4 – Approval of the Issuance of Shares of Common Stock upon Conversion of the Company’s Series AA Preferred Stock and Series AAA Preferred Stock in Accordance with Nasdaq Listing Rules 5635(b) and 5635(d)

The Company’s stockholders voted to approve the issuance of shares of the Company’s Common Stock issuable upon the conversion of the Series AA Preferred Stock and Series AAA Preferred Stock in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) (the “Issuance Proposal”).

Voted For	Voted Against	Abstain	Broker Non-Votes
8,943,583	700,375	32,027	5,813,837

Proposal No. 5 – Approval of an Amendment to the Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock to 1,500,000,000.

The Company’s stockholders voted to approve the Certificate of Amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 1,500,000,000 (the “Share Increase Proposal”).

Voted For	Voted Against	Abstain	Broker Non-Votes
12,840,839	2,449,851	199,132	0

Proposal No. 6 – Approval of an Amendment to the Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Common Stock at a Ratio of Not Less than 1‑for‑2 and Not Greater than 1‑for‑100.

The Company’s stockholders voted to approve an amendment to the Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-100 at such time as the Company’s Board of Directors shall determine, in its sole discretion, and to be included in a public announcement.

Voted For	Voted Against	Abstain	Broker Non-Votes
12,775,610	2,563,129	151,083	0

Proposal No. 7 – Approval of an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies, or in the Absence of a Quorum

The Company’s stockholders voted to approve an adjournment of the Annual Meeting, if necessary to solicit additional proxies, or in the absence of quorum (the “Adjournment Proposal”).

Voted For	Voted Against	Abstain	Broker Non-Votes
12,929,875	2,370,631	189,316	0

Although the Adjournment Proposal received sufficient votes to be approved, no motion to adjourn the Annual Meeting was made because the adjournment of the Annual Meeting was determined not to be necessary or appropriate.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Designations, Preferences and Rights of Series AA Convertible Non-Redeemable Preferred Stock of KALA BIO, Inc.
3.2	Certificate of Amendment to Restated Certificate of Incorporation, as amended, of KALA BIO, Inc.
10.1	Form of Securities Purchase Agreement, dated as of January 30, 2026, by and among the Company and each of the Series AAA Investors signatory thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA BIO, INC.

February 2, 2026	By:	/s/ David Lazar
		Name:	David Lazar
		Title:	Chief Executive Officer